For Total Return


Blue Chip Fund


(photo of illustration from For Total Return brochure)


service and guidance


professional management


goals


1999
Semi-Annual
Report


DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

(various photos demonstrating service and guidance professional management and goals)


professional management


professional management


More Than 70 Years
of investment experience has taught us that disciplined strategies and prudent risk management are a sound approach to any market environment.


goals


goals


Whatever Your Goals,
the years ahead will be shaped by choices you make today. Delaware offers many options that can be an appropriate part of a sound investment plan.


service and guidance


service and guidance


Delaware Believes That The Guidance
of a professional financial adviser is vital to your long-term success. We are committed to providing you and your adviser with the highest quality information and service.

                                                      June 3, 1999
                                                                       for total
                                                                         return
                                                                           1


Dear Shareholder:

The U.S. stock market has provided considerable capital appreciation since November.
         An intersection of robust growth, low inflation, low interest rates and low unemployment generally propelled stock prices higher. Blue Chip Fund capitalized on a fortuitous environment and provided a total return of +9.36 (A Class shares at net asset value with distributions reinvested) for the six months ended May 31, 1999.
         Your Fund's subadviser, Vantage Investment Advisors of New York anchors its investment process with computer-driven, quantitative stock selection. Vantage's quantitative techniques are an essential part of Blue Chip Fund's disciplined investment strategy - an approach that strives to identify stocks with both growth and value characteristics. By combining growth and value investing into one comprehensive strategy your Fund strives to find attractively priced stocks with favorable long-term earnings prospects.
         In December, at the start of fiscal 1999, we had concerns about inflation in the U.S. and the effects of economic crises in Russia, Japan and Latin America. Remarkably, consumer spending and corporate investment has remained high. Low inflation enabled the Federal Reserve Board to keep interest rates low, although the Fed has since expressed a policy bias towards raising rates in the future.

By combining growth and value investing into one comprehensive strategy your Fund strives to find attractively priced stocks with favorable long-term earnings prospects.

Cumulative Total Return
--------------------------------------------------------------------------------
For Periods Ended May 31, 1999

                                                      Six Months
--------------------------------------------------------------------------------
Blue Chip Fund A Class                                  +9.36%
--------------------------------------------------------------------------------
Standard & Poor's 500 Index                            +12.62%
Lipper Growth and Income Fund Average (1,047 funds)    +13.66%
--------------------------------------------------------------------------------

Fund and Lipper performance quoted above is based on net asset value without the effect of sales charges. The S&P 500 Index is an unmanaged composite of large company stocks. SEC-mandated performance and fee waiver information for all share classes can be found on page 8. Past performance does not guarantee future results. You cannot invest directly in an index.

for total
 return
   2


         With strong economic growth and low inflation, we would anticipate the stock market continuing to move higher in the second half of fiscal 1999. However, we believe the progress will probably be tempered by high levels of volatility and concern over speculative excesses in certain segments of the market, particularly Internet stocks and the very largest stocks.
         As the year progresses, we expect the overlooked and undervalued segments of the market to regain investors' attention. We believe the market's focus on the very largest stocks has created attractive opportunities in smaller and more value-oriented stocks. If the economies in emerging markets remain stable, stocks of companies with an international presence are also likely to experience renewed interest from investors.
         On the following pages your Fund's manager, T. Scott Wittman, President and Chief Investment Officer at Vantage Investment Advisors, explains Blue Chip Fund's strategy in detail and provides his outlook for the remainder of the 1999 fiscal year.
         In closing, we thank you for choosing to make our technology-based investment strategy part of your investment portfolio.

We believe the market's focus on the very largest stocks has created attractive opportunities in smaller and more value-oriented stocks.



Sincerely,

/s/ Wayne A. Stork
------------------------------------
Wayne A. Stork
Chairman,
Delaware Investments Family of Funds

/s/ David K. Downes
------------------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds
                                                                       for total
                                                                         return
                                                                            3


Portfolio Manager's Review


T. Scott Wittman
President, Senior Portfolio Manager
Vantage Investment Advisors, Inc.

Enrique Chang
Senior Vice President/
Chief Investment Officer
Vantage Investment Advisors, Inc.

Christopher P. Harvey
Assistant Vice President
Vantage Investment Advisors, Inc.

June 3, 1999


Overview
The Dow Jones Industrial Average closed above both the 10,000 and 11,000 marks for the first time during the first six months of our fiscal year. While many on Wall Street heralded these milestones, it is important to recognize that many individual stocks did not share in the superior gains reported for the major indexes. The success of these indexes was driven by stocks of some very large, highly successful companies while medium size and smaller stocks have remained on the sidelines. The Dow's record and even that of the S&P 500 show only the success of larger stocks, not the market as a whole.
         Some investors have taken the record highs as a signal that the market is overvalued and it is time to sell. Our strategy is to examine economic fundamentals and valuations to determine whether the market is fairly valued, overvalued or undervalued.

Investment Strategy
Blue Chip Fund's stock picking technique evaluates some 1,200 mid and large cap U.S. stocks every business day. We evaluate raw data from each company including the price/earnings ratio of its stock, earnings estimates from many Wall Street analysts and the amount of profit paid out as dividends each year. Each stock is then compared and ranked against all other stocks in its industry sector. In our view, if a stock has growth and value characteristics, it is a prime candidate for Blue Chip Fund's investment portfolio.
         This computer analysis leads to:
o Stocks with a low price/earnings ratio - stocks whose share price is low in relation to its earnings per share; and
o Companies whose earnings growth rates are accelerating and/or whose earnings results have risen above previous estimates.

Blue Chip Fund's stock picking technique evaluates some 1,200 mid and large cap U.S. stocks every business day.

for total
 return
    4


Strategic Positioning

The Continued Dominance of Super Caps
We reported in this Fund's annual report in January, that our avoidance of "supercap" stocks - stocks of very large companies with relatively high price/earnings ratios - had affected the Fund's performance. In the first half of fiscal 1999 supercaps led the stock market just as they did throughout 1998. And, we continued to shun most supercap stocks because they failed to rate highly according to our growth and value investment parameters.

         One supercap stock that did meet our investment parameters the last six months was Microsoft. As you probably know, Microsoft develops, manufactures, licenses, sells and supports software products. Lately, Microsoft has also been spending considerable energy developing the "MSN" network of Internet products and services. As of May 31, 1999, Microsoft had a price-to-earnings ratio of
64.8 and a stock price of $80 11/16, a boost from its six-month low of $66 7/8 on December 16, 1998. We were pleased with the performance of Blue Chip Fund's top holding, which represents nearly 4% of net assets as of May 31, 1999. Most importantly, we believe we own the stock at a reasonable price.

         Our selection process tends to lead us to large and mid-cap stocks that appear to have long-term growth potential but can be bought at reasonable share prices.


Volatility in
Financial Stocks
Over 15% of your Fund's net assets was allocated to financial stocks - the largest sector as of May 31, 1999. Some of our investments in the financial sector recovered after stumbling in 1998, particularly Citigroup.

         Citigroup, the New York based financial company, was originally formed by a merger between Travelers and Citicorp in the spring of 1998 - creating the world's largest financial services company.

         Many investors became concerned that Citigroup's behemoth size would present certain operational difficulties and the company's share price dropped. Citigroup stock, our Fund's ninth largest holding, rebounded in the second quarter of 1999, and remains attractive based on our criteria. We think that the recent recovery of the stock price supports our conclusion that the company will eventually benefit from economies of scale.

Opportunities in Technology
Bolstering your Fund's performance during the first half of fiscal 1999 were our holdings in technology stocks. This sector was among the top performing sectors in the S&P 500.

         We were pleased with the performance of Apple Computer through the first half of fiscal 1999, as we were in fiscal 1998. Apple has been very successful in marketing its newest for total
                                                                        return
                                                                           5


addition to the company's line of computers - the iMac, a personal computer competitive with other lower priced models. Apple also appears to have a number of promising new products in the development pipeline. This could bode well for the company's long-term profit and earnings growth in our view.

         We've also been pleased with performance of International Business Machines, which is Blue Chip Fund's third largest holding as of May 31, 1999. IBM has shown us that traditional Internet companies won't be the only ones to benefit from the growth of the Internet. IBM is integrating the Internet into everything it does; their E-commerce business unit is growing rapidly.

         One company that's delivered exciting returns for your Fund has been Lexmark International Group. Lexmark, a spin-off company of IBM, is the number two U.S. maker of computer printers. This young company develops, manufactures and supplies low-cost laser and inkjet printers for the office and home markets. On April 28, Lexmark released its Z11 Color Jetprinter, raising the bar for color inkjet printers under $100. Many analysts believe that as more Americans gain access to the Internet, they will want to print web pages in color, which helps drive sales of Lexmark's color laser printers. We are looking for good things from Lexmark in the remainder of fiscal 1999.

Consolidation in Healthcare
One factor included in our computer analysis is whether Wall Street analysts have raised earnings expectations for a stock. Sometimes this factor leads us to companies involved in mergers and/or acquisitions. One such company was Bergen Brunswig Corp., the third largest U.S. drug wholesaler. Bergen purchased another stock we held, PharMerica Inc., for $1.1 billion in stock and cash on April 26 to expand its sales to nursing homes. We acquired Bergen Brunswig stock in the transaction and have seen its stock price appreciate though the stock's price-to-earnings ratio of 19.3 on May 31, 1999 still puts it well within our investment parameters.

         Bergen Brunswick is primarily a supply channel management company that provides pharmaceuticals, medical-surgical supplies and specialty products. The company also provides information management solutions and outsourcing services.

         In the month of May, this stock was awarded two "buy" recommendations, from Raymond James Financial and Donaldson Lufkin & Jenrette. Although Bergen's stock has declined somewhat, we believe this company is well positioned to move up the ranks in the healthcare sector.





BUILDING A LONG-TERM PORTFOLIO
--------------------------------------------------------------------------------
The Efficiency of Quantitative Investing

                   -------------------------------------------
                        Universe of 1,200 mid and large
                            capitalization companies
                   -------------------------------------------

                   -------------------------------------------
                          Computer-driven quantitative
                              fundamental analysis
                   -------------------------------------------

                   -------------------------------------------
                           Ranking of stocks based on
                                both growth and
                             value characteristics
                   -------------------------------------------

                   -------------------------------------------
                              134 stocks selected
                               for the portfolio*
                   -------------------------------------------


*As of May 31, 1999. The number of stocks selected will fluctuate.

for total
 return
   6


Outlook

The positioning of Blue Chip Fund's portfolio over the past fiscal year has helped it to benefit from U.S. economic growth while escaping the full impact of struggling international markets. Many of the companies in the portfolio generate the majority of their revenues from U.S. and/or European markets.

         Since no country can remain an island in the global economy we believe there could be some stock market volatility for the second half of fiscal 1999. We believe that our quantitative investment strategy can endure the short-term effects of market volatility and ultimately reward patient long-term investors.

         The Dow's rise to 10,000 and then 11,000 may be a significant event in the history of that index. However, the occasion should not be viewed as the pinnacle of broad-based market success. Nor should it be viewed as clear evidence that the market is overpriced. We believe economic fundamentals and valuations are the best predictors of future success. In addition, we think that consistent, long-term performance is produced by a bottom-up, quantitative style of investing that systematically identifies undervalued stocks with above average earnings prospects.

         The current economic environment of low interest rates, strong, steady growth and low inflation provides fertile ground for long-term stock market growth. At this time we believe there is room for continued optimism for the stock market. And, we believe Blue Chip Fund is well positioned to capitalize on any market strength for the remainder of fiscal 1999.


We believe Blue Chip Fund is well positioned to capitalize on any market strength for the remainder of fiscal 1999.



TOP TEN HOLDINGS--A COMPARISON
--------------------------------------------------------------------------------
May 31, 1999

Blue Chip Fund              Percentage of Net Assets     Price to Earnings Ratio
--------------------------------------------------------------------------------
Microsoft                            3.7%                         64.8x
General Electric Co.                 3.0%                         38.8x
IBM                                  1.8%                         38.8x
Exxon Corp.                          1.8%                         34.4x
AT&T Corp.                           1.7%                         26.3x
Cisco Systems                        1.6%                         77.9x
Intel Corp.                          1.6%                         27.9x
Wal-Mart Stores.                     1.5%                         44.8x
Citigroup Inc.                       1.4%                         23.0x
Tyco International                   1.4%                         36.2x

*Price to earnings ratios are based on trailing earnings for the six months ended May 31, 1999.

                                                                       for total
                                                                         return
                                                                           7
Performance Summary

BLUE CHIP FUND'S LIFETIME PERFORMANCE
--------------------------------------------------------------------------------
Growth of a $10,000 Investment
February 24, 1997 Through May 31, 1999

Blue Chip Fund A Class

Feb-97         $ 9,421
Mar-97         $ 8,990
Jun-97         $10,227
Sep-97         $11,146
Dec-97         $11,375
Mar-98         $12,824
Jun-98         $12,812
Sep-98         $11,055
Dec-98         $13,447
Mar-99         $13,538
May-99         $13,687

Chart assumes $10,000 invested on February 24, 1997 and includes the effect of a 5.75% front-end sales charge and reinvestment of distributions. Returns for other classes will differ due to different charges and expenses. Past performance does not guarantee future results.


BLUE CHIP FUND PERFORMANCE
--------------------------------------------------------------------------------
Average Annual Returns Through May 31, 1999

                                          Lifetime          One Year
--------------------------------------------------------------------------------
Class A (Est. 2/24/97)
         Excluding Sales Charge            +16.69            +9.76
         Including Sales Charge            +13.67            +3.42
--------------------------------------------------------------------------------
Class B (Est. 2/24/97)
         Excluding Sales Charge            +15.93            +9.10
         Including Sales Charge            +14.83            +4.10
--------------------------------------------------------------------------------
Class C (Est. 2/24/97)
         Excluding Sales Charge            +15.93            +9.10
         Including Sales Charge            +15.93            +8.10


All performance includes reinvestment of distributions and applicable sales charges as described below. Return and share value will fluctuate so that shares when redeemed may be worth more or less than the original cost. Past performance is not a guarantee of future results. Performance for Class B and C shares excluding sales charges assumes either the investment was not redeemed or contingent sales charges did not apply.

Class A shares have a 5.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 5% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

Expense limitations were in effect for the periods shown. Performance would have been lower if the limitations were not in effect.

The average annual total return for the lifetime period and cumulative returns for the one-year and six month periods ended May 31, 1999 for Blue Chip Fund's Institutional Class, which is available without sales or asset-based distribution charges only to certain eligible institutional accounts, were +17.06%, +10.18% and +9.58% respectively.

8 for total return

Financial Statements
Delaware Group Equity Funds II, Inc. -
Blue Chip Fund
Statement of Net Assets
May 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
                                                          Number        Market
                                                        of Shares        Value
                                                       -------------------------
 COMMON STOCK - 95.38%
 Aerospace & Defense - 2.14%
 B.F. Goodrich .................................           2,755      $  111,578
*Gulfstream Aerospace ..........................           3,600         222,300
 United Technologies ...........................           3,040         188,670
                                                                      ----------
                                                                         522,548
                                                                      ----------
 Automobiles & Auto Parts - 2.31%
 Ford Motor ....................................           5,835         332,960
 Hertz Corporation .............................           2,400         131,850
*Navistar International ........................           2,000          98,750
                                                                      ----------
                                                                         563,560
                                                                      ----------
 Banking, Finance & Insurance - 15.98%
 A.G. Edwards ..................................           4,300         144,587
 Allstate ......................................           4,560         166,155
 American International Group ..................           2,000         228,625
 Associates First Capital ......................           1,642          67,322
 Bank of America ...............................           2,945         190,505
 Bank One ......................................           2,146         121,383
 Countrywide Credit Industries .................           3,600         148,050
 Chase Manhattan ...............................           4,160         301,600
 Citigroup .....................................           5,340         353,775
 Comerica ......................................           1,955         118,155
 Conseco .......................................           4,000         122,250
 Dime Bancorp ..................................           7,500         152,812
 Fannie Mae ....................................           3,800         258,400
 Fleet Financial Group .........................           5,900         242,637
 Golden West Financial .........................           2,000         189,750
 Loews .........................................           1,300         105,706
 J.P. Morgan ...................................             550          76,622
 Morgan Stanley Dean Witter ....................           3,400         328,100
 National City .................................           1,500          99,281
 PaineWebber Group .............................           2,795         131,365
 Reliance Group Holdings .......................           6,100          60,619
 SLM Holding ...................................           1,837          76,236
 Washington Mutual .............................           5,772         220,418
                                                                      ----------
                                                                       3,904,353
                                                                      ----------
 Buildings & Materials - 0.61%
 USG ...........................................             950          53,794
 Vulcan Materials ..............................           2,100          94,894
                                                                      ----------
                                                                         148,688
                                                                      ----------
 Cable, Media & Publishing - 2.45%
 CBS ...........................................           3,800         158,650
 Donnelley & Sons ..............................             700          25,375
 Knight-Ridder .................................           3,395         178,874
 McGraw-Hill ...................................           2,850         147,844
 New York Times ................................           2,400          81,900
 R.H. Donnelley ................................             332           6,308
                                                                      ----------
                                                                         598,951
                                                                      ----------

                                                          Number        Market
                                                        of Shares        Value
                                                       -------------------------
 COMMON STOCK (Continued)
 Chemicals - 1.85%
 Dow Chemical ................................            2,435       $  295,852
 Engelhard ...................................            6,000          121,500
 W.R. Grace & Co .............................            2,000           35,625
                                                                      ----------
                                                                         452,977
                                                                      ----------
 Computers & Technology - 15.98%
*American Power Conversion ...................            1,950           75,806
 Apple Computer ..............................            3,600          158,512
*BMC Software ................................            4,100          202,566
*Cisco Systems ...............................            3,600          392,287
 Computer Associates International ...........            4,400          208,175
*Compuware ...................................            6,300          195,497
*Dell Computer ...............................            4,800          165,150
 Deluxe ......................................            3,280          118,285
*EMC .........................................            2,650          264,006
*Electronics Arts ............................            2,100          102,637
 International Business Machine ..............            3,800          441,988
*Lexmark International Group .................            1,800          245,025
*Microsoft ...................................           11,200          904,050
*Oracle ......................................            5,300          131,341
*Symantec ....................................            5,300          129,684
 Xerox .......................................            3,000          168,563
                                                                      ----------
                                                                       3,903,572
                                                                      ----------
 Consumer Products - 2.11%
 Avon Products ...............................            2,300          113,706
 Clorox ......................................            2,060          207,931
 Procter & Gamble ............................            2,080          194,220
                                                                      ----------
                                                                         515,857
                                                                      ----------
 Electronics & Electrical - 5.23%
 General Electric ............................            7,170          729,099
 Honeywell ...................................            1,785          168,906
 Intel .......................................            7,000          379,313
                                                                      ----------
                                                                       1,277,318
                                                                      ----------
 Energy - 6.17%
 Ashland .....................................            2,000           81,500
 Atlantic Richfield ..........................            1,900          159,006
 Enron .......................................            3,500          249,812
 Exxon .......................................            5,400          431,325
 Royal Dutch Petroleum .......................            4,445          251,420
 Sunoco ......................................            4,400          133,925
 Texaco ......................................            3,070          201,085
                                                                      ----------
                                                                       1,508,073
                                                                      ----------
 Food, Beverage & Tobacco - 4.85%
 Anheuser Busch ..............................              900           65,756
 Coca Cola ...................................            3,420          233,629
 Flowers Industries ..........................            6,300          140,175
 General Mills ...............................            2,000          160,750
                                                              for total return 9

--------------------------------------------------------------------------------
                                                          Number        Market
                                                        of Shares        Value
                                                       -------------------------

 COMMON STOCK (Continued)
 Food, Beverage & Tobacco (Continued)
 Heinz (H.J.) ....................................          2,865     $  138,415
 Interstate Bakeries .............................          4,100         89,688
 Keebler Foods ...................................          3,200        107,200
 Philip Morris ...................................          5,400        208,238
 Quaker Oats .....................................            400         26,425
 Universal Foods .................................            600         13,763
                                                                      ----------
                                                                       1,184,039
                                                                      ----------
 Healthcare & Pharmaceuticals - 10.92%
*Amgen ...........................................          3,960        250,594
 Bristol-Myers Squibb ............................          4,200        288,225
 Eli Lilly .......................................          2,400        171,450
 Johnson & Johnson ...............................          2,700        250,088
*Lincare Holdings ................................          1,670         41,019
 McKesson ........................................          1,921         65,434
 Medtronic .......................................          2,762        196,102
 Merck & Co ......................................          4,600        310,500
*Oxford Health Plans .............................          1,500         28,547
 Pfizer ..........................................          2,700        288,900
 Pharmacia & Upjohn ..............................          1,800         99,788
*Rexall Sundown ..................................          3,700         62,900
 Schering-Plough .................................          4,620        208,189
*Steris ..........................................          2,500         41,406
 Tyco International ..............................          3,900        340,763
 Warner-Lambert ..................................            400         24,800
                                                                      ----------
                                                                       2,668,705
                                                                      ----------
 Industrial Machinery - 0.49%
 Ingersoll-Rand ..................................          1,887        120,178
                                                                      ----------
                                                                         120,178
                                                                      ----------
 Leisure, Lodging & Entertainment - 1.80%
 Carnival Cruise Lines ...........................          5,400        221,400
 CKE Restaurants .................................          2,090         38,404
 Eastman Kodak ...................................            500         33,812
*Outback Steakhouse ..............................          4,050        145,167
                                                                      ----------
                                                                         438,783
                                                                      ----------
 Metals & Mining - 0.36%
 Placer Dome .....................................          2,600         28,925
 USX-U.S. Steel Group ............................          2,220         59,801
                                                                      ----------
                                                                          88,726
                                                                      ----------
 Paper & Forest Products - 0.87%
 Fort James ......................................            375         13,734
 Georgia-Pacific .................................          2,300        198,806
                                                                      ----------
                                                                         212,540
                                                                      ----------
 Retail - 5.91%
 Gap .............................................          3,262        204,079
 Home Depot ......................................          2,400        136,500
*Kroger ..........................................          2,000        117,125
 Ross Stores .....................................          2,330        106,816
*Safeway .........................................          4,900        227,850
*Staples .........................................          5,625        161,543
 TJX .............................................          4,370        131,100
 Wal-Mart Stores .................................          8,400        358,050
                                                                      ----------
                                                                       1,443,063
                                                                      ----------

                                                          Number        Market
                                                        of Shares        Value
                                                       -------------------------
 COMMON STOCK (Continued)
 Telecommunications - 11.81%
 A T & T .......................................           7,500      $  416,250
 ALLTEL ........................................           1,500         107,531
 Ameritech .....................................           3,330         219,156
 Bell Atlantic .................................           2,870         157,132
 BellSouth .....................................           5,630         265,666
 Centurytel ....................................           3,750         143,672
 GTE ...........................................           1,835         115,720
*General Instrument ............................           6,400         247,600
 Lucent Technologies ...........................           5,800         329,875
*MCI Worldcom ..................................           3,700         319,472
 SBC Communications ............................           1,300          66,463
*Tellabs .......................................           4,950         289,730
 US West Communications Group ..................           3,820         206,519
                                                                      ----------
                                                                       2,884,786
                                                                      ----------
 Textiles, Apparel & Furniture - 0.62%
 Miller (Herman) ...............................           1,250          25,195
*Tommy Hilfiger ................................           1,665         124,979
                                                                      ----------
                                                                         150,174
                                                                      ----------
 Transportation & Shipping - 1.10%
 Alaska Air Group ..............................           4,900         203,350
*AMR ...........................................             990          64,412
                                                                      ----------
                                                                         267,762
                                                                      ----------
 Utilities - 1.82%
 AMEREN ........................................           2,500         102,344
 Energy East ...................................           5,610         155,677
 General Public Utilities ......................           2,570         111,956
 Texas Utilities ...............................           1,180          53,100
 Unicom ........................................             500          21,156
                                                                      ----------
                                                                         444,233
                                                                      ----------
 Total Common Stock (cost $20,033,842) .........                      23,298,886
                                                                      ----------

                                                        Principal
                                                          Amount
                                                        ---------
Repurchase Agreements - 3.85%
With Chase Manhattan 4.78% 06/01/99
  (dated 05/28/99, collateralized  by
  $76,000 U.S. Treasury Notes 6.25%
  due 02/28/02, market value $78,458
  and $124,000 U.S. Treasury Notes
  7.50% due 05/15/02, market value
  $130,202 and $116,000 U.S. Treasury
  Notes 5.50% due 02/28/03,
  market value $117,001) .........................       $320,000        320,000

With PaineWebber 4.78% 06/01/99
  (dated 05/28/99, collateralized by
  $124,000 U.S. Treasury Notes 6.375%
  due 5/15/00, market value $125,228
  and $124,000 U.S. Treasury Notes
  6.25% due 01/31/02, market value
  $128,180 and $64,000 U.S. Treasury
  Notes 5.375% due 06/30/03,
  market value $64,535) ..........................        311,000        311,000

10 for total return

--------------------------------------------------------------------------------
                                                        Principal      Market
                                                          Amount        Value
                                                        ---------     --------

Repurchase Agreements (Continued)
With Prudential Securities 4.78% 06/01/99
   (dated 05/28/99, collateralized by
   $257,000 U.S. Treasury Notes 15.75%
   due 11/15/01, market value $318,028) ............   $   311,000   $   311,000
                                                                     -----------
Total Repurchase Agreements
   (cost $942,000) .................................                     942,000
                                                                     -----------

TOTAL MARKET VALUE OF SECURITIES - 99.23%
   (COST $20,975,842) ..............................                 $24,240,886
RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES - 0.77% ......................                     187,068
                                                                     -----------
NET ASSETS APPLICABLE TO 2,049,987 SHARES
   ($1.00 par value) OUTSTANDING - 100.00% .........                 $24,427,954
                                                                     ===========

NET ASSETS VALUE- BLUE CHIP A CLASS
   ($11,226,103 / 937,713 shares) ..................                      $11.97
                                                                          ======
NET ASSETS VALUE- BLUE CHIP B CLASS
   ($11,107,389 / 936,107 shares) ..................                      $11.87
                                                                          ======
NET ASSETS VALUE- BLUE CHIP C CLASS
   ($1,703,411 / 143,539 shares) ...................                      $11.87
                                                                          ======
NET ASSETS VALUE- BLUE CHIP INSTITUTIONAL CLASS
   ($391,051 / 32,628 shares) ......................                      $11.99
                                                                          ======
----------
*Non-income producing security for the period ending May 31,1999.

COMPONENTS OF NET ASSETS AT MAY 31, 1999:
Common stock, $1.00 par value, 200,000,000 shares
   allocated to the Fund with 100,000,000 shares
   allocated to Blue Chip Fund A Class, 25,000,000 shares
   allocated to Blue Chip Fund B Class, 25,000,000 shares
   allocated to Blue Chip Fund C Class, 50,000,000 shares
   allocated to Blue Chip Institutional Class ..............        $21,393,038
Accumulated net investment loss ............................            (48,831)
Accumulated net realized loss on investments ...............           (181,297)
Net unrealized appreciation on investments .................          3,265,044
                                                                    -----------
Total net assets ...........................................        $24,427,954
                                                                    ===========

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   BLUE CHIP FUND A CLASS
Net asset value A Class (A) ................................             $11.97
Sales charge (5.75% of offering price, or 6.10%
   of amount invested per share) (B) .......................               0.73
                                                                         ------
Offering price .............................................             $12.70
                                                                         ======
----------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $50,000 or more.

                             See accompanying notes

Delaware Group Equity Funds II, Inc. -
Blue Chip Fund
Statement of Operations
Six Months Ended May 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
Investment Income:
Dividends .........................................      $122,079
Interest ..........................................        22,491    $  144,570
                                                         --------

Expenses:
Management fees ...................................        66,504
Dividend disbursing and transfer agent
   fees and expenses ..............................        63,739
Distribution expense ..............................        57,369
Registration fees .................................        43,133
Reports and statements to shareholders ............         7,100
Accounting and administration .....................         5,701
Professional fees .................................         1,500
Directors' fees ...................................           660
Other .............................................           236       245,942
                                                         --------

Less expenses absorbed or waived ..................                     (55,163)
Less expenses paid indirectly .....................                        (236)
                                                                     ----------
Total expenses ....................................                     190,543
                                                                     ----------

NET INVESTMENT LOSS ...............................                     (45,973)
                                                                     ----------

NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:
Net realized gain on investments ..................                      51,912
Net change in unrealized appreciation/depreciation
   of investments .................................                   1,463,236
                                                                     ----------

NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS .................................                   1,515,148
                                                                     ----------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ................................                  $1,469,175
                                                                     ==========

                             See accompanying notes
                                                             for total return 11

Delaware Group Equity Funds II, Inc.
Blue Chip Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------
                                                         Six Months       Year
                                                           Ended         Ended
                                                          5/31/99      11/30/98
                                                        (Unaudited)
                                                      --------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss) ......................   $   (45,973)  $    26,097
Net realized gain (loss) on investments ...........        51,912      (233,209)
Net change in unrealized appreciation/depreciation
   of investments .................................     1,463,236     1,236,839
                                                      -----------   -----------
Net increase in net assets resulting
   from operations ................................     1,469,175     1,029,727
                                                      -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
   A Class ........................................       (17,788)      (10,143)
   Institutional Class ............................        (5,697)      (12,045)

Net realized gain on investments:
   A Class ........................................             -        (2,536)
   B Class ........................................             -        (1,558)
   C Class ........................................             -          (247)
   Institutional Class ............................             -        (1,853)
                                                      -----------   -----------
                                                          (23,485)      (28,382)
                                                      -----------   -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class ........................................     4,135,747     5,622,460
   B Class ........................................     6,050,739     4,115,893
   C Class ........................................       578,366     1,065,889
   Institutional Class ............................       232,540     2,011,725

Net asset value of shares issued upon reinvestment
   of dividends from net investment income and net
   realized gain on investment transactions:
   A Class ........................................        16,844        11,735
   B Class ........................................             -         1,509
   C Class ........................................             -           247
   Institutional Class ............................         5,697        13,898
                                                      -----------   -----------
                                                       11,019,933    12,843,356
                                                      -----------   -----------
Cost of shares repurchased:
   A Class ........................................    (1,134,331)     (901,455)
   B Class ........................................      (854,798)     (439,060)
   C Class ........................................      (205,734)     (124,351)
   Institutional Class ............................      (957,076)   (3,054,298)
                                                      -----------   -----------
                                                       (3,151,939)   (4,519,164)
                                                      -----------   -----------
Increase in net assets derived from capital
   share transactions .............................     7,867,994     8,324,192
                                                      -----------   -----------
NET INCREASE IN NET ASSETS ........................     9,313,684     9,325,537

NET ASSETS:
Beginning of period ...............................    15,114,270     5,788,733
                                                      -----------   -----------
End of period .....................................   $24,427,954   $15,114,270
                                                      ===========   ===========

                             See accompanying notes

12 for total return

Delaware Group Equity Funds II, Inc. -
Blue Chip Fund
Financial Highlights
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                      Blue Chip Fund A Class          Blue Chip Fund B Class
                                                            ------------------------------------------------------------------------
                                                             Six Months     Year       2/24/97(2) Six Months       Year   2/24/97(2)
                                                                Ended       Ended         to        Ended         Ended       to
                                                             5/31/99(1)   11/30/98     11/30/97   5/31/99(1)    11/30/98   11/30/97
                                                            (Unaudited)                          (Unaudited)
Net asset value, beginning of period ....................     $10.970     $ 9.850       $8.500     $10.880      $ 9.800      $8.500

Income from investment operations:
   Net investment income (loss)3 ........................      (0.007)      0.048        0.041      (0.048)      (0.025)     (0.009)
   Net realized and unrealized gain
     from investments ...................................       1.032       1.122        1.309       1.038        1.115       1.309
                                                              -------      ------       ------     -------       ------      ------
   Total from investment operations .....................       1.025       1.170        1.350       0.990        1.090       1.300
                                                              -------      ------       ------     -------       ------      ------
Less dividends and distributions:
   Dividends from net investment income .................      (0.025)     (0.040)           -           -            -           -
   Distributions from net realized
     gain on investments ................................           -      (0.010)           -           -       (0.010)          -
                                                              -------     -------       ------     -------       ------      ------
   Total dividends and distributions ....................      (0.025)     (0.050)           -       0.000       (0.010)          -
                                                              -------     -------       ------     -------       ------      ------

Net asset value, end of period ..........................     $11.970     $10.970       $9.850     $11.870      $10.880      $9.800
                                                              =======     =======       ======     =======      =======      ======
Total return(4) .........................................       9.36%      11.94%       15.88%       9.10%       11.14%      15.29%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..............     $11,226     $ 7,480       $2,272     $11,107       $5,375      $1,444
   Ratio of expenses to average net assets ..............       1.53%       1.50%        1.50%       2.23%        2.20%       2.20%
   Ratio of expenses to average net assets
     prior to expense limitation and
     expenses paid indirectly ...........................       2.06%       2.03%        2.95%       2.76%        2.73%       3.65%
   Ratio of net investment income (loss)
     to average net assets ..............................      (0.11%)      0.45%        0.69%      (0.81%)      (0.25%)     (0.01%)
   Ratio of net investment income (loss)
     to average net assets prior to
     expense limitation and
     expenses  paid indirectly ..........................      (0.64%)     (0.08%)      (0.76%)     (1.34%)      (0.78%)     (1.46%)
   Portfolio turnover ...................................         17%         27%          25%         17%          27%         25%

------------
(1) Ratios have been annualized and total return has not been annualized.

(2) Date of commencement of trading; ratios have been annualized and total return has not been annualized.

(3) The average shares outstanding method has been applied for per share information.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes
                                                            for total return 13

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                    Blue Chip Fund C Class       Blue Chip Fund Institutional Class
                                                           -------------------------------------------------------------------------
                                                            Six Months     Year      2/24/97(2)  Six Months     Year      2/24/97(2)
                                                              Ended        Ended         to         Ended       Ended         to
                                                            5/31/99(1)    11/30/98    11/30/97   5/31/99(1)    11/30/98    11/30/97
                                                            (Unaudited)                          (Unaudited)
Net asset value, beginning of period ..................       $10.880     $ 9.800       $8.500     $10.990      $ 9.870      $8.500

Income from investment operations:
   Net investment income (loss)(3) ....................        (0.048)     (0.025)      (0.011)      0.011        0.079       0.062
   Net realized and unrealized gain
     from investments .................................         1.038       1.115        1.311       1.014        1.116       1.308
                                                              -------     -------       ------     -------      -------      ------
   Total from investment operations ...................         0.990       1.090        1.300       1.075        1.195       1.370
                                                              -------     -------       ------     -------      -------      ------
Less dividends and distributions:
   Dividends from net investment income ...............             -           -            -      (0.025)      (0.065)          -
   Distributions from net realized
     gain on investments ..............................             -      (0.010)           -           -       (0.010)          -
                                                              -------     -------       ------     -------      -------      ------
   Total dividends and distributions ..................         0.000      (0.010)           -      (0.025)      (0.075)          -
                                                              -------     -------       ------     -------      -------      ------
Net asset value, end of period ........................       $11.870     $10.880       $9.800     $11.990      $10.990      $9.870
                                                              =======     =======       ======     =======      =======      ======
Total return(4) .......................................         9.10%      11.14%       15.29%       9.58%       12.31%      16.12%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ............        $1,703      $1,217         $239        $391       $1,042      $1,834
   Ratio of expenses to average net assets ............         2.23%       2.20%        2.20%       1.23%        1.20%       1.20%
   Ratio of expenses to average net assets
     prior to expense limitation and
     expenses paid indirectly .........................         2.76%       2.73%        3.65%       1.76%        1.73%       2.65%
   Ratio of net investment income (loss)
     to average net assets ............................        (0.81%)     (0.25%)      (0.01%)      0.19%        0.75%       0.99%
   Ratio of net investment income (loss)
     to average net assets prior
     to expense limitation and
     expenses paid indirectly .........................        (1.34%)     (0.78%)      (1.46%)     (0.34%)       0.22%      (0.46%)
   Portfolio turnover .................................           17%         27%          25%         17%          27%         25%

------------------------
(1) Ratios have been annualized and total return has not been annualized.

(2) Date of commencement of trading; ratios have been annualized and total return has not been annualized.

(3) The average shares outstanding method has been applied for per share information.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

14 for total return

Delaware Group Equity Funds II, Inc. -
Blue Chip Fund
Notes to Financial Statements
May 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
Delaware Group Equity Funds II, Inc. (the "Company") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Company is organized as a Maryland Corporation and offers five series, the Decatur Equity Income Fund, formally known as the Decatur Income Fund, the Growth and Income Fund, formally known as the Decatur Total Return Fund, the Blue Chip Fund, the Social Awareness Fund and the Diversified Value Fund. These financial statements and related notes pertain to the Blue Chip Fund (the "Fund"). The Fund offers four classes of shares. The Blue Chip Fund A Class carries a front-end sales charge of 5.75%. The Blue Chip Fund B Class carries a back-end sales charge. The Blue Chip Fund C Class carries a level load deferred sales charge and the Blue Chip Fund Institutional Class has no sales charge.

The investment objective of the Fund is to achieve long-term capital appreciation. Current income is a secondary objective. It seeks to achieve these objectives by investing primarily in equity securities and any securities that are convertible into equity securities.

1. Significant Accounting Policies

The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and capital gains, if any, annually.

Certain expenses of the Fund are paid through "soft dollar" arrangements with brokers. These transactions are done subject to best price and execution. The amount of these expenses was approximately $236 for the period ended May 31, 1999. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits the period ended May 31, 1999. The expenses paid under the above arrangements are included in their respective expense captions on the statement of operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates

In accordance with the terms of the Investment Management Agreement, effective April 1, 1999, the Fund pays Delaware Management Company (DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets, 0.60% on the next $500 million, 0.55% on the next $1,500 million and 0.50% on the average daily net assets in excess of $2,500 million. Prior to this, the annual fee was calculated at the rate of 0.65% on the first $500 million of average daily net assets, 0.625% on the next $500 million and 0.60% on the average daily net assets in excess of $1 billion. At May 31, 1999, the Fund had a liability for such fees and other expenses payable to DMC of $4,507.

DMC has entered into a sub-advisory agreement with Vantage Investment Advisors, Inc., an affiliate of DMC, with respect to the management of the Fund. For the services provided to DMC, DMC pays the sub-adviser an annual fee which is calculated at the rate of 0.15% of average daily net assets averaging one year old or less, 0.20% of average daily net assets averaging two years or less but greater than one year and 0.35% of average daily net assets averaging over two years old. The Fund does not pay any fees to the sub-adviser.

DMC has elected to waive the portion, if any, of the management fee and reimburse the Fund to the extent that annual operating expenses exclusive of taxes, interest, brokerage commissions, extraordinary expenses and distribution expenses exceed 1.25% of average daily net assets of the Fund through July 31, 1999. Prior to February 1, 1999, the expense waiver was 1.20% of average daily net assets of the Fund.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to serve as dividend disbursing, transfer, accounting and administration services agent. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At May 31, 1999, the Fund had a liability for such fees and other expenses payable to DSC of $10,353.

                                                             for total return 15

--------------------------------------------------------------------------------
Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class.

For the period ended May 31, 1999, DDLP earned $9,897 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
During the period ended May 31, 1999, the Fund made purchases of $9,149,599 and sales of $1,612,230 of investment securities other than U.S. government securities and temporary cash investments.

The cost of investments for federal income tax purposes approximates cost for book purposes. At May 31,1999, the aggregate cost of securities was $20,975,842.

At May 31, 1999, net unrealized appreciation for federal income tax purposes aggregated $3,265,044 of which $4,026,684 related to unrealized appreciation of securities and $761,640 related to unrealized depreciation of securities.

4. Capital Stock
Transactions in capital stock shares were as follows:

                                                      Six Months    Year
                                                        Ended       Ended
                                                       5/31/99     11/30/98
                                                       -------     --------
Shares sold:
 A Class ....................................          349,335     536,572
 B Class ....................................          514,330     388,656
 C Class ....................................           48,973      99,187
 Institutional Class ........................           19,133     190,303

Shares issued upon reinvestment of dividends
 from net investment income and net realized
 gains from security transactions:
 A Class ....................................            1,483       1,205
 B Class ....................................               --         155
 C Class ....................................               --          25
 Institutional Class ........................              501       1,428
                                                       -------   ---------
                                                       933,755   1,217,531
                                                       -------   ---------

Shares repurchased:
 A Class ....................................          (95,236)    (86,361)
 B Class ....................................          (72,317)    (42,074)
 C Class ....................................          (17,311)    (11,741)
 Institutional Class ........................          (81,743)   (282,822)
                                                       -------   ---------
                                                      (266,607)   (422,998)
                                                       -------   ---------
Net increase                                           667,148     794,533
                                                       =======   =========

5. Lines of Credit
The Fund had a committed line of credit for $200,000. No amount was outstanding at May 31, 1999 or at any time during the fiscal year.

16 for total return

Proxy Results
(Unaudited)
--------------------------------------------------------------------------------
For the six months ended May 31, 1999, The Delaware Group Equity Funds II, Inc. shareholders voted on the following proposals at the annual meeting of shareholders on March 17, 1999 or as adjourned. The description of each proposal and number of shares voted are as follows:

 1.To elect the Delaware Group Equity Funds II, Inc. Board of Directors:
                                                         Shares   Shares Voted
                                                         Voted     Withheld
                                                          For      Authority
                                                      ----------- ------------
   Jeffrey J. Nick.........................           120,048,642  10,795,652
   Walter P. Babich........................           120,063,759  10,780,535
   John H. Durham..........................           120,200,558  10,643,736
   Anthony D. Knerr........................           120,239,747  10,604,547
   Ann R. Leven............................           120,273,627  10,570,667
   Thomas F. Madison.......................           120,229,855  10,614,439
   Charles E. Peck.........................           120,200,223  10,644,071
   Wayne A. Stork..........................           120,203,878  10,640,416
   Jan L. Yeomans..........................           120,291,396  10,552,898

 2. To approve the reclassification of the Blue Chip Fund investment objective from fundamental to non-fundamental.
                                 For      Against     Abstain
                               -------    -------     -------
                               596,574     29,145      34,144

 3. To approve standardized fundamental investment restrictions for the Blue Chip Fund (proposal involves separate votes on seven sub-proposals 3A-3G).

3A. To adopt a new fundamental investment restriction concerning concentration of the investments in the same industry.
                                 For      Against     Abstain
                               -------    -------     -------
                               608,512     19,846      31,505

3B. To adopt a new fundamental investment restriction concerning borrowing money and issuing senior securities
                                 For      Against     Abstain
                               -------    -------     -------
                               615,434     13,137      31,292

3C. To adopt a new fundamental investment restriction concerning underwriting.
                                 For      Against     Abstain
                               -------    -------     -------
                               608,285     10,011      41,567

3D. To adopt a new fundamental investment restriction concerning investments in real estate.
                                 For      Against     Abstain
                               -------    -------     -------
                               608,196     23,760      27,907

3E. To adopt a new fundamental investment restriction concerning investments in commodities.
                                 For      Against     Abstain
                               -------    -------     -------
                               607,641     21,489      30,733

3F. To adopt a new fundamental investment restriction concerning lending by the
    Fund.
                                 For      Against     Abstain
                               -------    -------     -------
                               616,413     12,458      30,992

3G. To reclassify all current fundamental investment restrictions as non-fundamental.
                                 For      Against     Abstain
                               -------    -------     -------
                               597,213     27,632      35,017

4. To approve a new investment management agreement with Delaware Management Company for the Blue Chip Fund.
                                 For      Against     Abstain
                               -------    -------     -------
                               787,235     19,669      31,457

5. To approve a new sub-advisory agreement with Delaware Management Company for the Blue Chip Fund.
                                 For      Against     Abstain
                               -------    -------     -------
                               781,523     23,284      33,554

6. To ratify the selection of Ernst & Young LLP, as the independent auditors for Delaware Group Equity Funds II, Inc.
                                 For        Against     Abstain
                             -----------   ---------   ----------
                             119,683,560   1,112,584   10,048,147

7. To approve the restructuring of the Delaware Group Equity Funds II, Inc. from a Maryland Corporation into a Delaware Business Trust.
                                 For        Against      Abstain
                             -----------   ---------    ---------
                             102,472,943   3,703,745    8,483,875

Delaware investments family of funds

For Growth of Capital
Aggressive Growth Fund
Trend Fund
DelCap Fund
Small Cap Value Fund
U.S. Growth Fund
Growth Stock Fund
Tax-Efficient Equity Fund
Social Awareness Fund

For Total Return
Blue Chip Fund
Devon Fund
Decatur Equity Income Fund
Growth and Income Fund
REIT Fund
Delaware Balanced Fund

For International Diversification
Emerging Markets Fund
New Pacific Fund
Overseas Equity Fund
International Equity Fund
Global Equity Fund
Global Bond Fund


For Current Income
Delchester Fund
High-Yield Opportunities Fund
Extended Duration Bond Fund
Strategic Income Fund
Corporate Bond Fund
U.S. Government Fund
U.S. Government Securities Fund
Limited-Term Government Fund

For Tax-Exempt Income
National High Yield Municipal Bond Fund
Tax-Free USA Fund
Tax-Free Insured Fund
Tax-Free USA Intermediate Fund
State Tax-Free Funds*

Money Market Funds
Delaware Cash Reserve
Tax-Free Money Fund

Asset Allocation Funds
   Foundation Funds
   Growth Portfolio
   Balanced Portfolio
   Income Portfolio


* Available for the following states: Arizona, California, Colorado, Florida, Idaho, Iowa, Kansas, Minnesota, Missouri, North Dakota, New Jersey, New Mexico, New York, Ohio, Oregon, Pennsylvania, Utah, Washington, Wisconsin. Insured and intermediate bond funds are available in selected states.

funds

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computer keyboard)

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

This Semi-Annual Report is for the information of Blue Chip Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Blue Chip Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The Prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest or send money. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

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Investment Manager
Delaware Management Company
Philadelphia, Pennsylvania

International Affiliate
Delaware International Advisers Ltd.
London, England

Subadviser
Vantage Investment Advisors
New York, New York

National Distributor
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

Shareholder Servicing,
Dividend Disbursing
and Transfer Agent
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

(C) Delaware Distributors, L.P.

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London


Printed in the USA
on recycled paper

(4918)
SA-143 [5/99] PP7/99
(1888)